UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2003

CORNELL COMPANIES, INC.

Exact Name of Registrant as Specified in its Charter

Delaware	1-14472	76-0433642
State of Incorporation or Organization	Commission File Number	I.R.S. Employer Identification No.

1700 West Loop South, Suite 1500 Houston, Texas		77027
Address of Principal Executive Offices		(Zip Code)

(713) 623-0790
Registrant’s telephone number, including area code

INFORMATION TO BE INCLUDED IN REPORT

Item 7.                                                           Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is furnished as part of this report:

99.1                           Press Release dated July 31, 2003

Item 12.                                                    Results of Operations and Financial Condition.

On July 31, 2003, Cornell Companies, Inc., a Delaware corporation, issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003

CORNELL COMPANIES, INC.

	By:	/s/ John L. Hendrix
	Name:	John L. Hendrix
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Number	Description
99.1	Press Release dated July 31, 2003